NATION ENERGY INC.

Suite F – 1500 West 16th Avenue

Vancouver BC V6H 4B9 Canada

December 17, 2015

TO:                  Paltar Petroleum Limited

                        1555 Blake Street, Suite 1002

                        Denver, Colorado 80202

Attention:        Mr. Marc Bruner

Dear Sirs:

RE:     First Amendment to Third Amended and Restated Agreement

By this letter, Nation Energy Inc. (“Nation”) and Paltar Petroleum Limited (“Paltar”) amend their Third Amended and Restated Agreement (“Agreement”) dated August 30, 2015, principally to (i) extend the time allowed for certain actions contemplated in the Agreement and (ii) to provide further information concerning the Additional Earning Agreements referred  to in item 3 of the Agreement.  The term “Additional Earning Agreements” and other capitalized  terms not specifically defined in this First Amendment to Third Amended and Restated Agreement (the “Amendment”) shall have the meaning accorded them in the Agreement.  All dollar amounts in this Agreement are expressed in Australian dollars.  Marc Bruner (“Bruner”) and John Hislop (“Hislop”), as major shareholders (indirectly or directly) of Paltar and Nation, respectively, agree to the terms of this Amendment.

Nation and Paltar amend the Agreement as follows:

1.         Item 2 is amended to read:

2.         On December 31, 2015, or such other date as the parties may mutually agree, Paltar and Nation will enter into additional earning agreements (the “Additional Earning Agreements”) farming out to Nation Australia on terms substantially similar to the Earning Agreements six additional graticular blocks selected by Nation in Exploration Permit 136, three additional blocks in each of Exploration Permits 143 and 231, eight additional blocks in Exploration Permit 234, and seven additional blocks in Exploration Permit 237, in exchange for the consideration specified in each Additional Earning Agreement.  The Additional Earning Agreements and the rights of Nation thereunder may be evidenced by a notice filing in the appropriate land records of the Northern Territory upon mutual agreement of the parties thereto.

2.         All references to December 17, 2015 in items 3, 11, and 18(b) of the Agreement are hereby amended to read February 9, 2016.

3.         Item 18(d) is amended to read:

(d)       No later than February 8, 2016, Paltar shall deliver to Nation consolidated financial statements for Paltar’s three most recently completed fiscal years audited by a PCAOB approved auditor in US GAAP, together with such additional fiscal period financial statements as may be required under SEC regulations; and

No changes or amendments other than those expressly set forth above are being made in the Agreement.  Nation and Paltar confirm and ratify the validity and current effectiveness of the Agreement, as amended by this Amendment.

            If the foregoing correctly sets out our agreed amendments, please execute this letter in the space provided.

NATION ENERGY INC.                                        PALTAR PETROLEUM LIMITED

Per:      /s/ John R. Hislop                                            Per:      /s/ Marc A. Bruner

            Authorized Signatory                                                 Authorized Signatory

AGREED TO AND ACCEPTED,

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/s/ Zachary M. Bruner                                     )

Witness Signature                                           )

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Zachary M. Bruner                                          )           /s/ Marc A. Bruner

Name                                                               )           MARC A. BRUNER

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Address                                                           )

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/s/ Caroline Heather Williamson                     )

Witness Signature                                           )

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Caroline Heather Williamson                          )           /s/ John R. Hislop

Name                                                               )           JOHN HISLOP

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Address                                                           )